UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 4, 2004


                         SCICLONE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                   0-19825                  94-3116852
 (State or other jurisdiction       (Commission             (I.R.S. Employer)
       of incorporation)            File Number)           Identification No.)



                      901 Mariner's Island Blvd., Suite 205
                           San Mateo, California 94404
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (650) 358-3456

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits.

         Exhibit  Description
         --------------------

         99.1 Press Release issued by SciClone Pharmaceuticals, Inc., dated August 4, 2004, announcing financial results for the second quarter and six months ended June 30, 2004.


Item 12.          Results of Operations and Financial Condition.

     On August 4, 2004, SciClone Pharmaceuticals, Inc. (the "Company") issued a press release announcing its financial results for the second quarter and six months ended June 30, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SCICLONE PHARMACEUTICALS, INC.
Dated: August 4, 2004

                                             /s/ Richard A. Waldron
                                             ----------------------
                                             Richard A. Waldron
                                             Chief Financial Officer